UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: FEBRUARY 28

Date of reporting period: MARCH 1, 2010 – FEBRUARY 28, 2011

                                          (Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

Managers AMG Funds

February 28, 2011

Systematic Value Fund

Systematic Mid Cap Value Fund

Managers AMG Funds

Systematic Value Fund and Systematic Mid Cap Value Fund

Annual Report - February 28, 2011

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Systematic Value Fund	4

Systematic Mid Cap Value Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	14

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	15

Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	16

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	17

Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	18

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

TRUSTEES AND OFFICERS	29

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

The economic recovery that began in 2009 extended into 2010, thanks in part to a concerted effort by global governments to provide a framework conducive to growth and asset inflation. This accommodative monetary policy proved to be very successful in the short run as economies continued to recover and riskier assets appreciated substantially. That being said, the path higher was somewhat choppy as fears over sovereign debt and the potential for a double-dip recession weighed on the minds of investors. This was most prevalent during the second quarter of 2010. Fear turned into courage in the second half of the year, as corporate earnings proved to be better than expected and a sovereign debt crisis was averted when European government officials agreed to provide the Irish government with an $89 billion rescue package. The risk trade was in favor on the equity side of the ledger and benefited greatly from strong corporate earnings as well as the Federal Reserve’s plan to stimulate the U.S. economy via another round of quantitative easing. Domestic equities moved steadily higher during the last four months of 2010. The rising trend continued into 2011 up through the first few weeks of February, before unrest in the Middle East caused oil prices to increase and equity markets to fall. Overall, the trailing 12-month period has been quite strong for U.S. equities as the Russell 1000® Value Index appreciated 22.16% and the Russell Mid Cap® Value Index returned 29.30%.

Against this backdrop, the Systematic Value Fund (Institutional Class) and the Systematic Mid Cap Value Fund (Institutional Class) generated the following returns as detailed below:

Periods Ended 02/28/11	6 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Systematic Value Fund (I)	32.38%	24.58%	0.32%	2.06%	5.70%	04/01/2002
Russell 1000® Value Index	26.30%	22.16%	0.22%	1.57%	4.59%
Systematic Mid Cap Value Fund (I)	32.91%	30.49%	7.20%	—	5.60%	12/21/2006
Russell MidCap® Value Index	29.87%	29.30%	5.75%	4.19%	1.84%

1

Letter to Shareholders (continued)

For the 12-month period ending February 28, 2011, the Systematic Value Fund Institutional Class returned 24.58%, versus the Russell 1000® Value Index at 22.16%. The Fund benefited from a combination of strong stock performance, favorable sector weightings, and a pro-cyclical tilt. The industrials, consumer staples, and financials sectors contributed most to the outperformance. Stock selection within technology and energy was a slight drag, but not enough to overshadow strong performance across the other sectors.

For the 12-month period ending February 28, 2011, the Systematic Mid Cap Value Fund Institutional Class returned 30.49%, versus the Russell Mid Cap® Value Index at 29.30%. The primary driver of the Fund’s outperformance was strong security selection across most sectors. Stock performance was most beneficial within the utilities, consumer discretionary, and technology sectors. Conversely, the Fund’s financial holdings lagged the broader Index and peers, while sector weightings slightly detracted too.

The following report covers the 12-month period ending February 28, 2011. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur

Senior Managing Partner

Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended February 28, 2011	Expense Ratio for the Period	Beginning Account Value 09/01/2010	Ending Account Value 02/28/2011	Expenses Paid During the Period*
Systematic Value Fund
Class A
Based on Actual Fund Return	1.15%	$1,000	$1,320	$6.62
Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.76
Class C
Based on Actual Fund Return	1.90%	$1,000	$1,316	$10.91
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,015	$9.49
Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$1,324	$5.19
Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,020	$4.51
Systematic Mid Cap Value Fund
Class A
Based on Actual Fund Return	1.13%	$1,000	$1,327	$6.52
Based on Hypothetical 5% Annual Return	1.13%	$1,000	$1,019	$5.66
Class C
Based on Actual Fund Return	1.88%	$1,000	$1,322	$10.82
Based on Hypothetical 5% Annual Return	1.88%	$1,000	$1,015	$9.39
Institutional Class
Based on Actual Fund Return	0.88%	$1,000	$1,329	$5.08
Based on Hypothetical 5% Annual Return	0.88%	$1,000	$1,020	$4.41

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

3

Systematic Value Fund

Investment Manager’s Comments

The Year in Review

Over the 12 months ended February 28, 2011, the Systematic Value Fund’s (the “Fund”) Institutional Class returned 24.58%, beating the 22.16% return of the Russell 1000 Value® Index.

The trailing 12-month period was a positive but volatile time for the equity markets. Just as investors seemed to be embracing the budding economic recovery, macroeconomic fears returned to the forefront to give investors pause during the second quarter of 2010. This led to an erosion of investor confidence, which caused the markets to give back the gains made in early 2010 and left stocks slightly down through the first four months of the fiscal year. However, as the fiscal year continued, investors seemed to grow more comfortable with the notion of macro issues as mere bumps on the road to a sustained cyclical economic recovery, and that a double-dip recession was not in the offing. This improvement in sentiment, bolstered by the ongoing strengthening of corporate fundamentals, drove stocks solidly higher during the remainder of 2010 and into early 2011. Further, the high correlation among individual equities that served as a headwind for most of 2010 moderated during the second half of 2010, providing a tailwind for active investment management and our strategy in particular.

Our research is focused on the combination of good valuation and positive earnings dynamics. As the economic recovery continued, the companies in more pro-cyclical sectors of the market exhibited better earnings dynamics relative to the companies in more defensive sectors. As a result, entering fiscal year 2010 our research and bottom-up portfolio construction led us to be overweight in those sectors that are more levered to an economic recovery, such as consumer discretionary and materials, with corresponding underweights to the traditionally more defensive sectors like utilities and consumer staples.

The Fund’s outperformance for the fiscal year was split between stock selection and sector allocation, as both contributed roughly equally to the overall strong performance. The outperformance can be attributed to the effectiveness of the valuation framework in our investment process, which contributed to our results as stocks that were attractively valued outperformed their more ‘richly’ valued counterparts. Another tenet of our investment philosophy, earnings estimate revisions, also proved effective as those stocks with the most positive earnings estimate revisions outperformed the general market.

The strongest sectors on a stock-picking basis were industrials, financials, and telecommunication services. This was partially offset by the Fund’s stock selection in the energy, consumer discretionary, and technology sectors which lagged the Index. From a sector allocation standpoint, the Fund’s pro-cyclical tilt proved beneficial as overweight to the materials and consumer discretionary sectors provided a boost to relative results. The Fund’s overweight to technology was the only sector that detracted from relative results from an allocation standpoint.

As of February 28, 2011, the Fund’s positioning was still pro-cyclical in nature. This was evident as our bottom-up portfolio construction process produced overweights relative to the Index in sectors such as technology and materials. Similarly, the Fund was underweight in defensive sectors such as the consumer staples and utilities sectors. Sector weightings are a result of our investment process and not a reflection of our macro outlook. Currently, we believe fundamentals remain strong even following the unrest in the Middle East and the catastrophes in Japan.

Looking Forward

We are generally optimistic with respect to the outlook for the market and the Fund over the next 12-months. The primary reasons for our optimism are the combination of reasonable valuations and improving corporate earnings. From a valuation standpoint, the Russell 1000® Value Index currently trades at forward price-to-earnings and trailing price-to-book ratios below its historical aver-age for the last 20 years.

In addition, corporate earnings have been growing for some time. While the sustainability of this growth in earnings will ultimately be dependent on continued improvement in the economic environment, a stabilizing housing market and signs of recovery in employment, we have seen encouraging signs on this front as most economic indicators have shown gradual improvement in recent months. In addition, U.S. businesses have begun deploying their record-high cash reserves by making acquisitions and increasing their capital spending. It is also worth noting we are in the sixth consecutive quarter of year-over-year growth in earnings for the S&P 500 Index and the last two market cycles lasted in excess of 20 quarters each. Historically, our investment strategy has worked well in the middle and later innings of an economic expansion. Should the economic recovery continue, as we believe it will, this part of the cycle should provide a tailwind for our strategy.

What we do today is what we have consistently done over time, build portfolios of companies with good valuation and a catalyst for fundamental improvement that we believe are underappreciated by other investors. It is a discipline that has kept us in good stead historically and one we believe will continue to be rewarded going forward.

This commentary reflects the viewpoints of Systematic Financial Management, L.P. as of March 29, 2011.

Cumulative Total Return Performance

Systematic Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 1000® Value Index is a large cap value index measuring the performance of the largest 1,000 U.S. incorporated companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment, and does not incur expenses. The chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class on April 1, 2002 (commencement of operations) to a $10,000 investment made in the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption

4

Systematic Value Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

of shares. Past performance is not indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Systematic Value Fund and the Russell 1000® Value Index from April, 1, 2002 to February 28, 2011.

Average Annual Total Returns[1]		One Year	Five Years	Since Inception	Inception Date
Systematic Value Fund[2,3]
Institutional Class		24.58%	2.06%	5.70%	4/1/2002
Class A	No Load	24.22%	1.80%	1.80%	2/28/2006
Class A	With Load	17.03%	0.61%	0.61%	2/28/2006
Class C	No Load	23.33%	1.07%	1.07%	2/28/2006
Class C	With Load	22.33%	1.07%	1.07%	2/28/2006
Russell 1000® Value Index[4]		22.16%	1.57%	4.59%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 1000® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of February 28, 2011. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[4]

The Russell 1000® Value Index is a large-cap value index measuring the performance of the largest 1,000 U.S. incorporated companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Systematic Value Fund

Fund Snapshots

February 28, 2011

Portfolio Breakdown

Industry	Systematic Value Fund**	Russell 1000® Value Index
Financials	25.6%	29.8%
Energy	13.6%	10.4%
Industrials	11.0%	10.9%
Consumer Discretionary	10.5%	12.0%
Health Care	10.2%	6.3%
Information Technology	9.2%	11.7%
Materials	7.9%	5.3%
Consumer Staples	4.7%	5.2%
Telecommunication Services	3.6%	6.5%
Utilities	2.2%	1.9%
Other Assets and Liabilities	1.5%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Chevron Corp.*	4.1%
JPMorgan Chase & Co.*	3.5
General Electric Co.*	3.2
UnitedHealth Group, Inc.	3.0
Citigroup, Inc.*	2.8
Hess Corp.*	2.7
Pfizer, Inc.	2.6
Wells Fargo & Co.*	2.5
PNC Financial Services Group, Inc., The	2.2
Discover Financial Services	2.2

Top Ten as a Group	28.8%

*	Top Ten Holding at August 31, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Systematic Value Fund

Schedule of Portfolio Investments

February 28, 2011

	Shares	Value
Common Stocks - 98.5%
Consumer Discretionary - 10.5%
Abercrombie & Fitch Co.	12,200	$699,914
CBS Corp., Class B	31,200	744,432
General Motors Co.*	14,900	499,597
Lear Corp.*	22,750	2,406,950
Macy’s, Inc.	73,200	1,749,480
Phillips-Van Heusen Corp.	27,200	1,632,272
Signet Jewelers, Ltd.*	15,200	666,824
Viacom, Inc., Class B	47,855	2,137,204
Walt Disney Co., The	14,700	642,978
Wyndham Worldwide Corp.	71,350	2,231,828
Total Consumer Discretionary		13,411,479
Consumer Staples - 4.7%
Coca-Cola Co., The	27,700	1,770,584
Constellation Brands, Inc.*	86,700	1,761,744
Walgreen Co.	56,900	2,466,046
Total Consumer Staples		5,998,374
Energy - 13.6%
Apache Corp.	7,950	990,729
Chevron Corp.	50,375	5,226,406
Devon Energy Corp.	20,000	1,828,800
Hess Corp.	40,100	3,489,903
Marathon Oil Corp.	21,000	1,041,600
National-Oilwell Varco, Inc.	16,100	1,281,077
Occidental Petroleum Corp.	17,950	1,830,362
Superior Energy Services, Inc.*	25,700	984,567
Whiting Petroleum Corp.*	10,620	693,911
Total Energy		17,367,355
Financials - 25.6%
Bank of America Corp.	189,600	2,709,384
Capital One Financial Corp.	19,900	990,423
Citigroup, Inc.*	751,600	3,517,488
Discover Financial Services	126,700	2,755,725
Fifth Third Bancorp	149,900	2,188,540
Hartford Financial Services Group, Inc.	77,000²	2,279,200
Huntington Bancshares, Inc.	119,600	818,064
Invesco, Ltd.	58,500	1,570,140
JPMorgan Chase & Co.	94,400	4,407,536
KeyCorp	230,200	2,104,028
Lincoln National Corp.	29,900	948,428
PNC Financial Services Group, Inc., The	46,000	2,838,200
Prudential Financial, Inc.	35,125	2,312,279
Wells Fargo & Co.	99,800	3,219,548
Total Financials		32,658,983
Health Care - 10.2%
Amgen, Inc.*	9,800	503,034
Biogen Idec, Inc.*	13,700	937,080
Gilead Sciences, Inc.*	26,900	1,048,562
McKesson Corp.	17,100	1,355,688
Medco Health Solutions, Inc.*	14,900	918,436
Pfizer, Inc.	169,600	3,263,104
UnitedHealth Group, Inc.	89,700	3,819,426
Zimmer Holdings, Inc.*	18,250	1,137,705
Total Health Care		12,983,035
Industrials - 11.0%
Caterpillar, Inc.	21,500	2,212,995
Eaton Corp.	13,700	1,517,686
General Electric Co.	194,100	4,060,572
Hertz Global Holdings, Inc.*	83,600	1,271,556
KBR, Inc.	17,200	564,160
McDermott International, Inc.*	48,600	1,115,370
Northrop Grumman Corp.	11,700	780,156
Raytheon Co.	25,750	1,318,657
Timken Co.	23,900	1,164,408
Total Industrials		14,005,560
Information Technology - 9.2%
Accenture PLC, Class A	18,600	957,528
Alcatel-Lucent, Sponsored ADR*	142,000	695,800
Atmel Corp.*	151,300	2,221,084
Dell, Inc.*	45,500	720,265
EMC Corp.*	76,200	2,073,402
International Business Machines Corp.	8,400	1,359,792
Motorola Mobility Holdings, Inc.*	38,450	1,161,190
Symantec Corp.*	91,900	1,656,957
Xerox Corp.	88,300	949,225
Total Information Technology		11,795,243
Materials - 7.9%
Agrium, Inc.	25,250	2,400,770
Alcoa, Inc.	89,700	1,511,445
E.I. du Pont de Nemours & Co.	33,100	1,816,197
Freeport McMoRan Copper & Gold, Inc., Class B	37,200	1,969,740
Huntsman Corp.	74,725	1,318,896
Walter Industries, Inc.	8,250	998,333
Total Materials		10,015,381

The accompanying notes are an integral part of these financial statements.

7

Systematic Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 3.6%
AT&T, Inc.	62,200	$1,765,236
MetroPCS Communications, Inc.*	43,600	627,840
Verizon Communications, Inc.	61,000	2,252,120
Total Telecommunication Services		4,645,196
Utilities - 2.2%
American Water Works Co., Inc.	75,300	2,088,822
NiSource, Inc.	39,300	752,988
Total Utilities		2,841,810
Total Common Stocks (cost $103,853,724)		125,722,416
Short-Term Investments - 2.4%¹
BNY Institutional Cash Reserves Fund, Series B*³,[4]	195,236	155,805
BNY Mellon Overnight Government Fund, 0.10%³	1,170,000	1,170,000
Dreyfus Cash Management Fund, Institutional Class Shares 0.13%	1,706,163	1,706,163
Total Short-Term Investments (cost $3,071,399)		3,031,968
Total Investments - 100.9% (cost $106,925,123)		128,754,384
Other Assets, less Liabilities - (0.9)%		(1,112,510)
Net Assets - 100.0%		$127,641,874

The accompanying notes are an integral part of these financial statements.

8

Systematic Mid Cap Value Fund

Investment Manager’s Comments

The Year In Review

Over the 12 months ended February 28, 2011, the Systematic Mid Cap Value Fund’s (the “Fund”) Institutional Class returned 30.49%, beating the 29.30% return of the Russell Mid Cap Value® Index.

The trailing 12-month period was a positive but volatile time for the equity markets. Just as investors seemed to be embracing the budding economic recovery, macroeconomic fears returned to the forefront to give investors pause during the second quarter of 2010. This led to an erosion of investor confidence which caused the markets to give back the gains made in early 2010 and left stocks slightly down through the first four months of the fiscal year. However, as the fiscal year continued, investors seemed to grow more comfortable with the notion of macro issues as mere bumps on the road to a sustained cyclical economic recovery, and that a double-dip recession was not in the offing. This improvement in sentiment, bolstered by the ongoing strengthening of corporate fundamentals, drove stocks solidly higher during the remainder of 2010 and into early 2011. Further, the high correlation among individual equities that served as a headwind for most of 2010 moderated during the second half of 2010, providing a tailwind for active investment management and our strategy in particular.

Our research is focused on the combination of good valuation and positive earnings dynamics. As the economic recovery continued, the companies in more pro-cyclical sectors of the market exhibited better earnings dynamics relative to the companies in more defensive sectors. As a result, entering fiscal year 2010, our research and bottom-up portfolio construction led us to be overweight in those sectors that are more levered to an economic recovery, such as consumer discretionary and materials, with corresponding underweights to the traditionally more defensive sectors like utilities and consumer staples.

The Fund’s outperformance for the period was driven entirely by stock selection, while the sector-allocation effect was negative. The strong stock selection for the period can be attributed to the effectiveness of two key tenets of our investment philosophy: earnings surprise and earnings estimate revision. Both of these factors performed in line with their historical patterns, as those stocks with the most positive earnings estimate revisions and earnings surprises outperformed those stocks with the least positive (or most negative) earnings estimate revisions and earnings surprises.

The Fund’s stock selection was a positive contributor in eight of the ten economic sectors. The strongest sectors on a stock-picking basis were the utilities, consumer discretionary, and technology sectors. Stock selection in the financials sector lagged the Index, despite the Fund’s sector return of over 24%. From a sector allocation basis, the Fund underperformed the Index as being overweight technology and underweight financials both detracted from relative results.

As of February 28, 2011, the Fund’s positioning was still pro-cyclical in nature. This was evident as our bottom-up portfolio construction process produced overweights relative to the Index in sectors such as technology and materials. Similarly, the Fund was underweight in defensive sectors, such as the utilities sector. The Fund also held a meaningful underweight to the financials sector. Sector weightings are a result of our investment process and not a reflection of our macro outlook. Currently, we believe fundamentals remain strong even following the unrest in the Middle East and the catastrophes in Japan.

Looking Forward

We are generally optimistic with respect to the outlook for the market and the Fund over the next 12-months. The primary reasons for our optimism are the combination of reasonable valuations and improving corporate earnings. From a valuation standpoint, the Russell 1000® Value Index currently trades at forward price-to-earnings and trailing price-to-book ratios below its historical aver-age for the last 20 years. In addition, corporate earnings have been growing for some time. While the sustainability of this growth in earnings will ultimately be dependent on continued improvement in the economic environment, a stabilizing housing market and signs of recovery in employment, we have seen encouraging signs on this front as most economic indicators have shown gradual improvement in recent months. In addition, U.S. businesses have begun deploying their record-high cash reserves by making acquisitions and increasing their capital spending. It is also worth noting we are in the sixth consecutive quarter of year-over-year growth in earnings for the S&P 500 Index and the last two market cycles lasted in excess of 20 quarters each. Historically, our investment strategy has worked well in the middle and later innings of an economic expansion. Should the economic recovery continue, as we believe it will, this part of the cycle should provide a tailwind for our strategy.

What we do today is what we have consistently done over time, build portfolios of companies with good valuation and a catalyst for fundamental improvement that we believe are underappreciated by other investors. It is a discipline that has kept us in good stead historically and one we believe will continue to be rewarded going forward.

This commentary reflects the viewpoints of Systematic Financial Management, L.P. as of March 29, 2011.

Cumulative Total Return Performance

Systematic Mid Cap Value Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell Midcap® Value Index is unmanaged, is not available for investment, and does not incur expenses. The chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class on December 21, 2006 (commencement of operations) to a $10,000 investment made in the Russell Midcap® Value Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not

9

Systematic Mid Cap Value Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

indicative of future results. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Systematic Mid Cap Value Fund and the Russell Midcap® Value Index from December 21, 2006 to February 28, 2011.

Average Annual Total Returns[1]		One Year	Since Inception	Inception Date
Systematic Mid Cap Value Fund[2,3,4]
Institutional Class		30.49%	5.60%	12/21/2006
Class A	No Load	30.22%	5.33%	12/21/2006
Class A	With Load	22.68%	3.85%	12/21/2006
Class C	No Load	29.15%	4.56%	12/21/2006
Class C	With Load	28.15%	4.56%	12/21/2006
Russell Midcap® Value Index[5]		29.30%	1.84%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell Midcap® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of February 28, 2011. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patters, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[4]

The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[5]

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Unlike the Fund, the Russell Midcap® Value Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

10

Systematic Mid Cap Value Fund

Fund Snapshots

February 28, 2011

Portfolio Breakdown

Industry	Systematic Mid Cap Value Fund**	Russell Midcap® Value Index
Financials	25.4%	27.6%
Industrials	12.8%	13.5%
Consumer Discretionary	11.1%	9.3%
Energy	10.0%	8.1%
Information Technology	8.9%	12.1%
Utilities	8.4%	5.5%
Materials	6.9%	3.1%
Health Care	6.2%	9.4%
Consumer Staples	5.9%	4.8%
Telecommunication Services	1.4%	6.6%
Other Assets and Liabilities	3.0%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
American Water Works Co., Inc.	2.5%
Invesco, Ltd.	2.4
Fifth Third Bancorp	2.3
Discover Financial Services*	2.3
KeyCorp	2.2
Home Properties of NY, Inc.*	2.1
CMS Energy Corp.	2.1
Wyndham Worldwide Corp.	2.1
Constellation Brands, Inc.	2.1
Vornado Realty Trust	2.0

Top Ten as a Group	22.1%

*	Top Ten Holding at August 31, 2010

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

11

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments

February 28, 2011

	Shares	Value
Common Stocks - 97.0%
Consumer Discretionary - 11.1%
CBS Corp., Class B	37,700	$ 899,522
Lear Corp.*	25,450	2,692,610
Macy’s, Inc.	88,800	2,122,320
Phillips-Van Heusen Corp.	37,370	2,242,574
Signet Jewelers, Ltd.*	38,775	1,701,059
Viacom, Inc., Class B	50,275	2,245,281
Williams-Sonoma, Inc.	19,000	685,710
Wyndham Worldwide Corp.	93,125	2,912,950
Total Consumer Discretionary		15,502,026
Consumer Staples - 5.9%
Constellation Brands, Inc., Class A*	143,050	2,906,776
Hain Celestial Group, Inc.*	56,500	1,684,830
Nu Skin Enterprises, Inc., Class A	22,675	723,786
Reynolds American, Inc.	38,100	1,307,592
Smithfield Foods, Inc.*	70,000	1,620,500
Total Consumer Staples		8,243,484
Energy - 10.0%
Cloud Peak Energy, Inc.*	5,800	118,900
Denbury Resources, Inc.*	51,525	1,248,451
Newfield Exploration Co.*	16,600	1,208,314
Oil States International, Inc.*	29,225	2,127,288
Peabody Energy Corp.	19,275	1,262,320
Spectra Energy Corp.	64,750	1,732,062
Superior Energy Services, Inc.*	73,725	2,824,405
Tesoro Corp.*	57,150	1,359,027
Western Refining, Inc.*	83,375²	1,356,511
Whiting Petroleum Corp.*	11,650	761,211
Total Energy		13,998,489
Financials - 25.4%
BioMed Realty Trust, Inc.	67,175	1,219,226
CBL & Associates Properties, Inc.	53,600	956,760
Discover Financial Services	145,975	3,174,956
DuPont Fabros Technology, Inc.	41,725²	1,018,925
Fifth Third Bancorp	225,775	3,296,315
First Niagara Financial Group, Inc.	174,425²	2,525,674
Hartford Financial Services Group, Inc.	80,450	2,381,320
Home Properties of NY, Inc.	50,035	2,948,062
Huntington Bancshares, Inc.	274,850	1,879,974
Invesco, Ltd.	126,775	3,402,641
KeyCorp	337,350	3,083,379
Lincoln National Corp.	76,450	2,424,994
Principal Financial Group, Inc.	27,000	925,020
Raymond James Financial, Inc.	46,725	1,790,502
Vornado Realty Trust	30,775	2,872,231
XL Group PLC	68,400	1,597,140
Total Financials		35,497,119
Health Care - 6.2%
AmerisourceBergen Corp.	40,725	1,543,885
Health Management Associates, Inc., Class A*	270,700	2,707,000
Health Net, Inc.*	80,875	2,379,343
Zimmer Holdings, Inc.*	33,825	2,108,650
Total Health Care		8,738,878
Industrials - 12.8%
AGCO Corp.*	10,000	547,800
Atlas Air Worldwide Holdings, Inc.*	24,225	1,654,083
Eaton Corp.	19,100	2,115,898
Hertz Global Holdings, Inc.*	141,200	2,147,652
KBR, Inc.	68,470	2,245,816
McDermott International, Inc.*	60,325	1,384,459
Pentair, Inc.	52,450	1,944,846
Raytheon Co.	20,575	1,053,646
Ryder System, Inc.	32,675	1,562,845
Timken Co.	18,225	887,922
Triumph Group, Inc.	17,000	1,472,030
United Stationers, Inc.*	12,700	856,234
Total Industrials		17,873,231
Information Technology - 8.9%
Alcatel-Lucent, Sponsored ADR*	300,350	1,471,715
Atmel Corp.*	165,375	2,427,705
Finisar Corp*	21,550	883,981
Motorola Mobility Holdings, Inc.*	59,062	1,783,672
Progress Software Corp.*	74,825	2,196,862
Symantec Corp.*	91,025	1,641,181
Xerox Corp.	196,250	2,109,688
Total Information Technology		12,514,804
Materials - 6.9%
Agrium, Inc.	26,050	2,476,834
Alcoa, Inc.	154,850	2,609,222
Eastman Chemical Co.	7,425	693,569
Huntsman Corp.	148,440	2,619,966
MeadWestvaco Corp.	45,000	1,320,750
Total Materials		9,720,341

The accompanying notes are an integral part of these financial statements.

12

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 1.4%
MetroPCS Communications, Inc.*	47,125	$678,600
Qwest Communications International, Inc.	177,900	1,213,278
Total Telecommunication Services		1,891,878
Utilities - 8.4%
American Water Works Co., Inc.	124,900	3,464,726
CMS Energy Corp.	151,400	2,915,964
Energen Corp.	17,475	1,067,722
NiSource, Inc.	149,000	2,854,840
Questar Corp.	77,900	1,392,073
Total Utilities		11,695,325
Total Common Stocks (cost $113,421,417)		135,675,575
Short-Term Investments - 5.1%¹
BNY Institutional Cash Reserves Fund, Series B*3,4	11,479	9,161
BNY Mellon Overnight Government Fund, 0.10%[3]	4,439,000	4,439,000
Dreyfus Cash Management Fund, Institutional Class Shares, 0.13%	2,693,876	2,693,876
Total Short-Term Investments (cost $7,144,355)		7,142,037
Total Investments - 102.1% (cost $120,565,772)		142,817,612
Other Assets, less Liabilities - (2.1)%		(2,879,853)
Net Assets - 100.0%		$139,937,759

The accompanying notes are an integral part of these financial statements.

13

Managers AMG Funds - Systematic Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At February 28, 2011, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
Systematic Value Fund	$107,294,278	$21,762,356	($302,250)	$21,460,106

Systematic Mid Cap Value Fund	120,871,716	22,384,052	(438,156)	21,945,896

*	Non-income-producing security.
[1]

Yield shown for each short-term investment represents its February 28, 2011, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of February 28, 2011, amounting to:

Fund	Market Value	% of Net Assets
Systematic Value Fund	$1,336,055	1.0%

Systematic Mid Cap Value Fund	4,320,678	3.1%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being fair valued daily. (See Note 4 in the Notes to Financial Statements.)

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of February 28, 2011:

(See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Systematic Value Fund
Investments in Securities
Common Stocks†	$125,722,416	—	—	$125,722,416
Short-Term Investments	2,876,163	$155,805	—	3,031,968

Total Investments in Securities	$128,598,579	$155,805	—	$128,754,384

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Systematic Mid Cap Value Fund
Investments in Securities
Common Stocks†	$135,675,575	—	—	$135,675,575
Short-Term Investments	7,132,876	$9,161	—	7,142,037

Total Investments in Securities	$142,808,451	$9,161	—	$142,817,612

†	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

For the fiscal year ended February 28, 2011, the Funds had no significant transfers between Level 1 and Level 2.

Investments Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

14

Managers AMG Funds

Statements of Assets and Liabilities

February 28, 2011

	Systematic Value	Systematic Mid Cap Value
Assets:
Investments at value* (including securities on loan valued at $1,336,055 and $4,320,678, respectively)	$128,754,384	$142,817,612
Receivable for investments sold	750,716	3,071,145
Receivable for Fund shares sold	357,540	1,361,325
Dividends and other receivables	184,003	120,220
Prepaid expenses	16,608	26,412
Total assets	130,063,251	147,396,714
Liabilities:
Payable for investments purchased	763,596	2,725,955
Payable for Fund shares repurchased	130,884	153,812
Payable upon return of securities loaned	1,365,236	4,450,479
Accrued expenses:
Investment management and advisory fees	67,991	78,529
Other	93,670	50,180
Total liabilities	2,421,377	7,458,955
Net Assets	$127,641,874	$139,937,759
Net Assets Represent:
Paid-in capital	$118,744,912	$106,973,477
Undistributed net investment income	105,771	51,839
Accumulated net realized gain (loss) from investments	(13,038,070)	10,660,603
Net unrealized appreciation of investments	21,829,261	22,251,840
Net Assets	$127,641,874	$139,937,759
Class A Shares - Net Assets	$56,153,155	$22,534,089
Shares outstanding	5,362,529	1,891,947
Net asset value and redemption price per share	$10.47	$11.91
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$11.11	$12.64
Class C Shares - Net Assets	$946,363	$1,538,010
Shares outstanding	91,356	130,638
Net asset value and offering price per share	$10.36	$11.77
Institutional Class Shares - Net Assets	$70,542,356	$115,865,660
Shares outstanding	6,721,074	9,698,934
Net asset value, offering and redemption price per share	$10.50	$11.95
* Investments at cost	$106,925,123	$120,565,772

The accompanying notes are an integral part of these financial statements.

15

Managers AMG Funds

Statements of Operations

For the fiscal year ended February 28, 2011

	Systematic Value	Systematic Mid Cap Value
Investment Income:
Dividend income	$1,780,371	$1,740,551
Interest income	—	107
Foreign withholding tax	(1,905)	(2,827)
Securities lending fees	3,304	4,364
Total investment income	1,781,770	1,742,195
Expenses:
Investment management and advisory fees	851,870	875,484
Distribution fees - Class A shares	148,036	36,649
Distribution fees - Class C shares	9,865	9,489
Transfer agent	59,763	18,575
Registration fees	45,466	41,377
Professional fees	40,111	44,840
Custodian	32,548	30,130
Reports to shareholders	22,077	5,306
Trustees fees and expenses	10,403	8,039
Miscellaneous	10,261	9,535
Total expenses	1,230,400	1,079,424
Expense repayments	25,593	84,236
Expense reimbursements	(2,020)	—
Expense reductions	(74,966)	(42,346)
Net expenses	1,179,007	1,121,314
Net investment income	602,763	620,881
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	21,078,820	21,034,981
Net change in unrealized appreciation of investments	5,844,132	9,679,809
Net realized and unrealized gain	26,922,952	30,714,790
Net increase in net assets resulting from operations	$27,525,715	$31,335,671

The accompanying notes are an integral part of these financial statements.

16

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal year ended

	Systematic Value		Systematic Mid Cap Value
	February 28, 2011	February 28, 2010	February 28, 2011	February 28, 2010
Increase in Net Assets From Operations:
Net investment income	$602,763	$880,536	$620,881	$748,583
Net realized gain on investments	21,078,820	1,529,316	21,034,981	6,779,607
Net change in unrealized appreciation of investments	5,844,132	40,565,574	9,679,809	26,884,508
Net increase in net assets resulting from operations	27,525,715	42,975,426	31,335,671	34,412,698
Distributions to Shareholders:
From net investment income:
Class A	(234,852)	(478,939)	(67,341)	(43,051)
Class C	—	—	—	—
Institutional Class	(397,790)	(521,552)	(599,689)	(628,089)
From net realized gain on investments:
Class A	—	—	(183,852)	—
Class C	—	—	(13,673)	—
Institutional Class	—	—	(1,102,772)	—
Total distributions to shareholders	(632,642)	(1,000,491)	(1,967,327)	(671,140)
From Capital Share Transactions:
Proceeds from sale of shares	17,992,692	36,109,043	47,349,050	22,997,177
Reinvestment of dividends and distributions	626,488	989,791	1,758,834	580,800
Cost of shares repurchased	(41,699,874)	(25,556,229)	(42,388,183)	(12,330,943)
Net increase (decrease) from capital share transactions	(23,080,694)	11,542,605	6,719,701	11,247,034
Total increase in net assets	3,812,379	53,517,540	36,088,045	44,988,592
Net Assets:
Beginning of year	123,829,495	70,311,955	103,849,714	58,861,122
End of year	$127,641,874	$123,829,495	$139,937,759	$103,849,714
End of year undistributed net investment income	$105,771	$160,298	$51,839	$121,225

The accompanying notes are an integral part of these financial statements.

17

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Class A	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Year	$8.46	$5.54	$10.74	$12.13	$10.88
Income from Investment Operations:
Net investment income	0.04	0.05	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	2.01	2.93	(5.22)	(0.50)	1.41
Total from investment operations	2.05	2.98	(5.09)	(0.39)	1.51
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.06)	(0.11)	(0.10)	(0.09)
Net realized gain on investments	—	—	—	(0.90)	(0.17)
Total distributions to shareholders	(0.04)	(0.06)	(0.11)	(1.00)	(0.26)
Net Asset Value, End of Year	$10.47	$8.46	$5.54	$10.74	$12.13
Total Return[1]	24.22%	53.81%	(47.56)%	(4.18)%	13.90%
Ratio of net expenses to average net assets	1.09%	1.12%	1.12%	1.14%	1.15%
Ratio of net investment income to average net assets[1]	0.37%	0.72%	1.67%	1.00%	0.98%
Portfolio turnover	132%	135%	165%	110%	111%
Net assets at end of year (000’s omitted)	$56,153	$64,147	$40,730	$62,389	$45,961

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.15%	1.15%	1.18%	1.20%	1.29%
Ratio of net investment income to average net assets	0.31%	0.69%	1.61%	0.94%	0.84%

	For the fiscal year ended
Class C	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Year	$8.40	$5.50	$10.63	$12.05	$10.88
Income from Investment Operations:
Net investment income (loss)	(0.04)	0.01	0.08	0.06	0.05
Net realized and unrealized gain (loss) on investments	2.00	2.89	(5.17)	(0.54)	1.38
Total from investment operations	1.96	2.90	(5.09)	(0.48)	1.43
Less Distributions to Shareholders from:
Net investment income	—	—	(0.04)	(0.05)	(0.09)
Net realized gain on investments	—	—	—	(0.89)	(0.17)
Total distributions to shareholders	—	—	(0.04)	(0.94)	(0.26)
Net Asset Value, End of Year	$10.36	$8.40	$5.50	$10.63	$12.05
Total Return[1]	23.33%	52.73%	(47.97)%	(4.91)%	13.16%
Ratio of net expenses to average net assets	1.84%	1.87%	1.87%	1.89%	1.90%
Ratio of net investment income (loss) to average net assets[1]	(0.38)%	0.03%	0.88%	0.30%	0.36%
Portfolio turnover	132%	135%	165%	110%	111%
Net assets at end of year (000’s omitted)	$946	$1,197	$1,959	$3,266	$1,023

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.90%	1.90%	1.93%	1.95%	2.06%
Ratio of net investment income (loss) to average net assets	(0.44)%	0.00%[3]	0.82%	0.24%	0.20%

18

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Institutional Class Shares	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007
Net Asset Value, Beginning of Year	$8.48	$5.55	$10.77	$12.16	$10.88
Income from Investment Operations:
Net investment income	0.06	0.06	0.09	0.15	0.13
Net realized and unrealized gain (loss) on investments	2.02	2.95	(5.18)	(0.51)	1.41
Total from investment operations	2.08	3.01	(5.09)	(0.36)	1.54
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.08)	(0.13)	(0.13)	(0.09)
Net realized gain on investments	—	—	—	(0.90)	(0.17)
Total distributions to shareholders	(0.06)	(0.08)	(0.13)	(1.03)	(0.26)
Net Asset Value, End of Year	$10.50	$8.48	$5.55	$10.77	$12.16
Total Return[1]	24.58%	54.22%	(47.45)%	(3.94)%	14.18%
Ratio of net expenses to average net assets	0.84%	0.87%	0.87%	0.89%	0.90%
Ratio of net investment income to average net assets[1]	0.63%	0.96%	2.01%	1.20%	1.20%
Portfolio turnover	132%	135%	165%	110%	111%
Net assets at end of year (000’s omitted)	$70,543	$58,486	$27,623	$28,944	$28,411

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.90%	0.90%	0.93%	0.95%	1.05%
Ratio of net investment income to average net assets	0.57%	0.93%	1.95%	1.14%	1.05%

*	Class A and Class C shares commenced operations at the close of business February 28, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes repayments of previous reimbursements, and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Rounds to less than 0.01%.

19

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Class A	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Period	$9.28	$6.08	$10.01	$10.41	$10.00
Income from Investment Operations:
Net investment income	0.01	0.04	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments	2.78	3.20	(3.95)	(0.25)	0.40
Total from investment operations	2.79	3.24	(3.88)	(0.22)	0.41
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.04)	(0.05)	(0.03)	—
Net realized gain on investments	(0.12)	—	—	(0.15)	—
Total distributions to shareholders	(0.16)	(0.04)	(0.05)	(0.18)	—
Net Asset Value, End of Period	$11.91	$9.28	$6.08	$10.01	$10.41
Total Return[1]	30.22%	53.36%	(38.82)%	(2.29)%	4.10%[5]
Ratio of net expenses to average net assets	1.17%	1.20%	1.21%	1.23%	1.24%[6]
Ratio of net investment income to average net assets[1]	0.31%	0.68%	0.90%	0.84%	0.89%[6]
Portfolio turnover	148%	171%	142%	122%	26%[5]
Net assets at end of period (000’s omitted)	$22,534	$11,719	$5,171	$4,863	$19

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.20%	1.24%	1.26%	1.82%	17.08%[6]
Ratio of net investment income (loss) to average net assets	0.28%	0.64%	0.85%	0.26%	(14.95)%[6]

	For the fiscal year ended
Class C	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Period	$9.21	$6.05	$9.96	$10.40	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.03)	(0.01)	0.01	0.00 [3]	0.00 [3]
Net realized and unrealized gain (loss) on investments	2.71	3.17	(3.92)	(0.29)	0.40
Total from investment operations	2.68	3.16	(3.91)	(0.29)	0.40
Less Distributions to Shareholders from:
Net realized gain on investments	(0.12)	—	—	(0.15)	—
Total distributions to shareholders	(0.12)	—	—	(0.15)	—
Net Asset Value, End of Period	$11.77	$9.21	$6.05	$9.96	$10.40
Total Return[1]	29.15%	52.23%	(39.26)%	(2.95)%	4.00%[5]
Ratio of net expenses to average net assets	1.92%	1.95%	1.96%	1.98%	1.99%[6]
Ratio of net investment income (loss) to average net assets[1]	(0.43)%	(0.10)%	0.12%	0.04%	0.42%[6]
Portfolio turnover	148%	171%	142%	122%	26%[5]
Net assets at end of period (000’s omitted)	$1,538	$491	$239	$441	$5

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.95%	1.99%	2.01%	3.00%	18.06%[6]
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.14)%	0.07%	(0.98)%	(15.65)%[6]

20

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Institutional Class Shares	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Period	$9.30	$6.09	$10.03	$10.42	$10.00
Income from Investment Operations:
Net investment income	0.06	0.07	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	2.78	3.20	(3.92)	(0.24)	0.40
Total from investment operations	2.84	3.27	(3.87)	(0.20)	0.42
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.06)	(0.07)	(0.04)	—
Net realized gain on investments	(0.12)	—	—	(0.15)	—
Total distributions to shareholders	(0.19)	(0.06)	(0.07)	(0.19)	—
Net Asset Value, End of Period	$11.95	$9.30	$6.09	$10.03	$10.42
Total Return[1]	30.63%[4]	53.75%[4]	(38.66)%	(2.13)%	4.20%[5]
Ratio of net expenses to average net assets	0.92%	0.95%	0.96%	0.98%	0.99%[6]
Ratio of net investment income to average net assets[1]	0.57%	0.90%	1.19%	1.03%	1.21%[6]
Portfolio turnover	148%	171%	142%	122%	26%[5]
Net assets at end of period (000’s omitted)	$115,866	$91,640	$53,451	$17,223	$1,850

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.95%	0.99%	1.01%	1.98%	17.71%[6]
Ratio of net investment income (loss) to average net assets	0.54%	0.86%	1.14%	0.04%	(15.51)%[6]

*	Commencement of operations was December 21, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes repayments of previous reimbursements, and non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Rounds to less than $0.01 per share.
[4]	The Total Return is based on the Financial Statement Net Asset Value as shown.
[5]	Not annualized.
[6]	Annualized.

21

Managers AMG Funds

Notes to Financial Statements

February 28, 2011

1.	Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Systematic Value Fund (“Value”) and Systematic Mid Cap Value Fund (“Mid Cap Value”), collectively the “Funds.”

Value and Mid Cap Value each offer three classes of shares: Class A, Class C, and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class C shares and certain class A shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of each Fund’s investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

22

Managers AMG Funds

Notes to Financial Statements (continued)

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, brokerquoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) (e.g., fair valued securities with unobservable inputs)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds had certain portfolio trades directed to various brokers who paid a portion of such Funds’ expenses. For the fiscal year ended February 28, 2011, under these arrangements, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were: Value - $74,811 or 0.06%, and Mid Cap Value - $42,197 or 0.03%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended February 28, 2011, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended February 28, 2011, overdraft fees for Value and Mid Cap Value equaled $1 and $44, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended February 28, 2011, the transfer agent expense was reduced as follows: Value - $155, Mid Cap Value - $149.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

23

Managers AMG Funds

Notes to Financial Statements (continued)

d.	Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended February 28, 2011 and February 28, 2010 were as follows:

	Value		Mid Cap Value
	2011	2010	2011	2010
Distributions paid from:
Ordinary income	$632,642	$1,000,491	$667,030	$671,140
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	1,300,297	—

Total	$632,642	$1,000,491	$1,967,327	$671,140

As of February 28, 2011, the components of distributable earnings (excluding appreciation / depreciation) on a tax basis consisted of:

	Value	Mid Cap Value
Capital loss carryforward	$12,668,915	—
Undistributed ordinary income	105,771	$51,839
Undistributed short-term capital gains	—	2,197,313
Undistributed long-term capital gains	—	8,769,234

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2008-2011), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of February 28, 2011, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss Carryover Amount	Expires Feb. 28,
Value	$12,668,915	2018

For the year ended February 28, 2011, the following Funds utilized capital loss carryovers: Value – $18,602,169 and Mid Cap Value – $8,882,187.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and

24

Managers AMG Funds

Notes to Financial Statements (continued)

distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended February 28, 2011 and 2010, the capital stock transactions by class for Value and Mid Cap Value were:

	Value				Mid Cap Value
	2011		2010		2011		2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	860,023	$7,780,405	2,030,445	$13,879,564	1,449,331	$15,638,099	737,064	$6,019,217
Reinvestment of dividends and distributions	23,703	233,475	55,438	472,888	21,187	237,932	4,340	40,314
Shares repurchased	(3,104,865)	(29,096,642)	(1,850,835)	(13,629,596)	(841,102)	(8,772,610)	(329,442)	(2,512,979)

Net Increase (Decrease)	(2,221,139)	($21,082,762)	235,048	$722,856	629,416	$7,103,421	411,962	$3,546,552

Class C Shares
Sale of shares	4,292	$40,869	10,930	$82,557	90,857	$935,758	19,175	$140,122
Reinvestment of dividends and distributions	—	—	—	—	1,184	13,149	—	—
Shares repurchased	(55,417)	(490,398)	(224,332)	(1,713,999)	(14,707)	(156,033)	(5,400)	(41,033)

Net Increase (Decrease)	(51,125)	($449,529)	(213,402)	($1,631,442)	77,334	$792,874	13,775	$99,089

Institutional Class Shares
Sale of shares	1,117,910	$10,171,418	3,218,287	$22,146,922	2,968,532	$30,798,716	2,234,634	$16,837,838
Reinvestment of dividends and distributions	39,819	393,013	60,457	516,903	134,022	1,507,753	58,054	540,486
Shares repurchased	(1,336,100)	(12,112,834)	(1,354,466)	(10,212,634)	(3,252,774)	(33,459,540)	(1,217,697)	(9,776,931)

Net Increase (Decrease)	(178,371)	($1,548,403)	1,924,278	$12,451,191	(150,220)	($1,153,071)	1,074,991	$7,601,393

At February 28, 2011, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows: Value – 3 accounts own 69%; Mid Cap Value – 1 account owns 15%. Transactions by these shareholders may have a material impact on their respective funds.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Systematic Financial Management, L.P. (“Systematic”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Systematic with respect to each of the Funds. AMG indirectly owns a majority interest in Systematic.

Value and Mid Cap Value are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.70% and 0.75%, respectively, of the average daily net assets of the Funds. Under the Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Systematic, Systematic reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager and Systematic have contractually agreed, through July 1, 2011, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and extraordinary expenses) exceed the following percentages of the following Funds’ average daily net assets:

Fund	Class A	Class C	Institutional Class
Systematic Value	1.15%	1.90%	0.90%
Systematic Mid Cap Value	1.24%	1.99%	0.99%

25

Managers AMG Funds

Notes to Financial Statements (continued)

The Funds are obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Funds’ expenses in any such future year to exceed the above percentages, based on the Funds’ average daily net assets. For the fiscal year ended February 28, 2011, each Fund’s components of reimbursement are detailed in the following chart:

	Systematic Value	Systematic Mid-Cap
Reimbursement Available - 2/28/10	$71,770	$84,236
Additional Reimbursements	2,020	—
Repayments	(25,593)	(84,236)
Expired Reimbursements	(27,631)	—

Reimbursement Available - 2/28/11	$20,566	$0

Effective January 1, 2011, the aggregate annual retainer paid to each Independent Trustee is $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $20,000 per year. The Chairman of the Audit Committee receives an additional payment of $8,000 per year. (Prior to January 1, 2011, the aggregate annual retainer paid to each Independent Trustee was $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts received an additional payment of $15,000 per year. The Chairman of the Audit Committee received an additional payment of $5,000 per year.) The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund in the Trust. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Value and Mid Cap Value have adopted a distribution and service plan with respect to the Class A and Class C shares of each Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to Class A and Class C shares, respectively.

The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of each Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the fiscal year ended February 28, 2011, the following Funds either borrowed from or lent to other Funds in the Fund family: Value borrowed varying amounts up to $3,471,468 for 2 days paying interest of $138; Value did not lend to other funds in the fund family; Mid Cap Value borrowed varying amounts up to $2,179,160 for 14 days paying interest of $672; Mid Cap Value lent $3,471,468 for 1 day earning interest of $107. The interest amounts are included in the Statements of Operations as miscellaneous expense or interest income.

26

Managers AMG Funds

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended February 28, 2011, for Value were $157,390,747 and $180,260,185, respectively; and Mid Cap Value were $170,966,259 and $168,474,053, respectively. There were no purchases or sales of U.S. Government obligations for either Fund for the fiscal year ended February 28, 2011.

4.	Portfolio Securities Loaned

For fiscal year ended February 28, 2011, the Funds participated in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Mellon Overnight Government Fund, formerly the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

Effective August 2, 2010, the Trust, on behalf of each applicable Fund, entered into an agreement with The Bank of New York Mellon and the Bank of New York Mellon Corporation (“BNYMC”) with respect to each Fund’s position in the ICRF, pursuant to which (i) BNYMC will support the value of certain defaulted securities issued by Lehman Brothers Holdings, Inc. and held by ICRF, and (ii) if certain conditions are met, BNYMC will purchase the defaulted securities from each Fund in September 2011. Each applicable Fund is now fair valuing its position in the ICRF daily. Each Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Subsequent Events

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2010 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends Received Deduction (“DRD”) for distributions paid is as follows:

	Value		Mid Cap Value
	2011	2010	2011	2010
Ordinary Income - QDI	100.00%	100.00%	100.00%	100.00%
Ordinary Income - DRD	100.00%	100.00%	100.00%	100.00%

Pursuant to section 852 of the Internal Revenue Code, Systematic Value and Systematic Mid Cap Value hereby designate as a capital gain distribution with respect to the taxable year ended February 28, 2011, $0 and $10,069,531, respectively, or, if subsequently determined to be different, the net capital gains of such year.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Systematic Value Fund and Systematic Mid Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Systematic Value Fund and Systematic Mid Cap Value Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at February 28, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 08, 2011

28

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (26 portfolios).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 39 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, TRS Associates (1982-Present); Trustee of Aston Funds (26 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 39 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 39 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers
Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004 • Chief Legal Officer since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Chief Financial Officer. The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Vice President, The Managers Funds LLC, (1994-2004).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

John J. Ferencz, 3/09/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

29

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Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Systematic Financial Management, L.P.

300 Frank W. Burr Blvd.

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.*

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.*

P.O. Box 9847

Providence, Rhode Island 02940-8047

(800) 358-7668

*	Formerly PNC Global Investment Servicing (U.S.) Inc.

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
CADENCE CAPITAL APPRECIATION	INTERNATIONAL EQUITY	CHICAGO EQUITY PARTNERS BALANCED
CADENCE FOCUSED GROWTH	AllianceBernstein L.P.	Chicago Equity Partners, LLC
CADENCE MID-CAP	Lazard Asset Management, LLC
CADENCE EMERGING COMPANIES	Martin Currie Inc.	ALTERNATIVE FUNDS
Cadence Capital Management, LLC
	REAL ESTATE SECURITIES	FQ GLOBAL ALTERNATIVES
CHICAGO EQUITY PARTNERS MID-CAP	Urdang Securities Management, Inc.	FQ GLOBAL ESSENTIALS
Chicago Equity Partners, LLC		First Quadrant, L.P.
EMERGING MARKETS EQUITY	RENAISSANCE LARGE CAP GROWTH
Rexiter Capital Management Limited	Renaissance Group LLC	INCOME FUNDS
Schroder Investment Management North America Inc. ESSEX SMALL/MICRO CAP GROWTH Essex Investment Management Co., LLC	SKYLINE SPECIAL EQUITIES PORTFOLIO Skyline Asset Management, L.P.	BOND (MANAGERS) FIXED INCOME GLOBAL BOND Loomis, Sayles & Co., L.P.
SPECIAL EQUITY
FQ TAX-MANAGED U.S. EQUITY FQ U.S. EQUITY First Quadrant, L.P.	Ranger Investment Management, L.P. Lord, Abbett & Co. LLC Smith Asset Management Group, L.P. Federated MDTA LLC	BOND (MANAGERS PIMCO) Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE
Miller Tabak Asset Management LLC
FRONTIER SMALL CAP GROWTH
Frontier Capital Management Company, LLC	SYSTEMATIC VALUE	GW&K MUNICIPAL BOND
	SYSTEMATIC MID CAP VALUE	GW&K MUNICIPAL ENHANCED YIELD
GW&K SMALL CAP EQUITY	Systematic Financial Management, L.P.	Gannett Welsh & Kotler, LLC
Gannett Welsh & Kotler, LLC

	TIMESSQUARE MID CAP GROWTH	HIGH YIELD
INSTITUTIONAL MICRO-CAP	TIMESSQUARE SMALL CAP GROWTH	J.P. Morgan Investment Management LLC
MICRO-CAP	TSCM GROWTH EQUITY
Lord, Abbett & Co. LLC WEDGE Capital Management L.L.P. Next Century Growth Investors LLC RBC Global Asset Management (U.S.) Inc.	TimesSquare Capital Management, LLC	INTERMEDIATE DURATION GOVERNMENT SHORT DURATION GOVERNMENT Smith Breeden Associates, Inc.
TRILOGY GLOBAL EQUITY TRILOGY EMERGING MARKETS EQUITY TRILOGY INTERNATIONAL SMALL CAP Trilogy Global Advisors, L.P.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Systematic Value Fund	$21,287	$22,396
Systematic Mid Cap Value Fund	$20,626	$21,700

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2011	Fiscal 2010
Systematic Value Fund	$6,000	$6,000
Systematic Mid Cap Value Fund(1)	$6,200	$6,200

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2009, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2010	2009	2010	2009	2010	2009
Control Affiliates	$424,730	$580,765	$747,820	$479,175	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date:	April 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	April 14, 2011

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	April 14, 2011